IDEX SERIES FUND
                            FLEXIBLE INCOME PORTFOLIO

                        SUPPLEMENT DATED JANUARY 16, 1997
                     TO PROSPECTUS DATED SEPTEMBER 20, 1996
                  AS PREVIOUSLY SUPPLEMENTED DECEMBER 20, 1996

   PLEASE READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.


     On January 13, 1997, Ronald V. Speaker, portfolio manager of the IDEX Series Fund Flexible Income Portfolio (the "Portfolio"), settled an administrative action with the Securities and Exchange Commission involving two personal trades that he made in January of 1993. Without admitting or denying the allegations, Mr. Speaker has agreed to civil money penalty, disgorgement and interest payments totaling $37,199, and to a 90-day suspension starting on or about January 27, 1997.

     Sandy R. Rufenacht has been appointed co-manager of the Portfolio and will solely manage the Portfolio during Mr. Speaker's absence. Mr. Rufenacht joined Janus Capital Corporation in 1990 and gained experience as a trader and research analyst before assuming management responsibilities. He holds a Bachelor of Arts in Business from the University of Northern Colorado. Mr. Rufenacht is also an Executive Vice President of Janus Investment Fund and serves as portfolio manager or co-manager of other mutual funds.







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